UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report- December 29, 2008 (Date of earliest event reported)

ALLIED NEVADA GOLD CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-33119	20-5597115
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

9600 Prototype Court, Reno, Nevada 89521

(Address of principal executive offices)

(775) 358-4455

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 29, 2008, the Compensation Committee of the Board of Directors of Allied Nevada Gold Corp. (the “Company”) approved and offered to each of Scott A. Caldwell, Hal D. Kirby and Mike Doyle (collectively, the “Officers”) an addendum to clarify the interpretation of their respective employment agreement (collectively, the “Addenda”), in order to comply with Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”).

Section 409A changed the income tax treatment of nonqualified deferred compensation plans and imposed new requirements on both the terms and operation of such plans. Although Section 409A’s provisions have been in effect since 2005, and employers have been required to operate in good faith since that time, final regulations under Section 409A were not issued until 2007. Companies must amend affected nonqualified deferred compensation plans by December 31, 2008, to ensure that they comply with Section 409A and the Section 409A final regulations.

In order to comply with Section 409A, the Addenda were entered into to modify the definition of “good reason” and the timing of payments in the event of termination. The Addenda do not change the base salary, performance incentives or any other remunerative aspect of the affected employment agreements in any material respect, other than as described above and for Section 409A compliance reasons.

The foregoing description of the Addenda is qualified in its entirety by reference to the Addenda attached hereto as Exhibits 10.1-10.3 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Number	Description

10.1	Addendum No. 1 to the Employment Agreement dated December 29, 2008 between Allied Nevada Gold Corp. and Scott A. Caldwell.
10.2	Addendum No. 1 to the Employment Agreement dated December 29, 2008 between Allied Nevada Gold Corp. and Hal D. Kirby.
10.3	Addendum No. 1 to the Employment Agreement dated December 29, 2008 between Allied Nevada Gold Corp. and Mike Doyle.

SIGNATURES

Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 30, 2008	Allied Nevada Gold Corp.

	By:	/s/ Hal D. Kirby
Hal D. Kirby
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Addendum No. 1 to the Employment Agreement dated December 29, 2008 between Allied Nevada Gold Corp. and Scott A. Caldwell.
10.2	Addendum No. 1 to the Employment Agreement dated December 29, 2008 between Allied Nevada Gold Corp. and Hal D. Kirby.
10.3	Addendum No. 1 to the Employment Agreement dated December 29, 2008 between Allied Nevada Gold Corp. and Mike Doyle.